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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) October 25, 1999

                       High Equity Partners L.P.-Series 86
                       -----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

        0-15753                                        13-3314609
(Commission File Number)                    (I.R.S. Employer Identification No.)

Cambridge Center, 9th Floor, Cambridge, Massachusetts                   02142
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (617) 234-3000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

             411 West Putnam Avenue, Suite 270, Greenwich, CT 06830
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

         On October 21, 1999, Presidio Capital Corporation "Presidio"), the entity which is indirectly the sole shareholder of Resources Capital Corp. (the "General Partner"), the managing general partner of High Equity Partners L.P.-Series 86 (the "Partnership"), and certain of its affiliates entered into a Services Agreement with AP-PCC III, L.P. (the "Agent") pursuant to which the Agent was retained to provide asset management and investor relation services to the Partnership and other entities affiliated with the Partnership.

         As a result of this agreement, the Agent has the duty to direct the day to day affairs of the Partnership, including, without limitation, reviewing and analyzing potential sale, financing or restructuring proposals regarding the Partnership's assets, preparation of all Partnership reports, maintaining Partnership records and maintaining bank accounts of the Partnership. The Agent is not permitted, however, without the consent of the Presidio, or as otherwise required under the terms of the Partnership's Agreement of Limited Partnership (the "Partnership Agreement") to, among other things, cause the Partnership to sell or acquire an asset or file for bankruptcy.

         In order to facilitate the provision by the Agent of the asset management services and the investor relation services, effective October 25, 1999, the officers and directors of the General Partner resigned and nominees of the Agent were elected as the officers and directors of the General Partner. The Agent is an affiliate of Winthrop Financial Associates, a Boston based company that provides asset management services, investor relation services and property management services to over 150 limited partnerships which own commercial property and other assets. The General Partner does not believe that this transaction will have a material effect on the operations of the Partnership.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 2nd day of November, 1999.

                                 High Equity Partners L.P.-Series 86

                                 By: Resources Capital Corp.
                                     Its General Partner


                                 By: /s/ Michael L. Ashner
                                     ---------------------
                                         Michael L. Ashner
                                         President